UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2026

SIGNING DAY SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41863	87-2792157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8355 East Hartford Rd., Suite 100, Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

(480) 220-6814
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SGN	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Underwritten Offering

On January 13, 2026, Signing Day Sports, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Maxim Group LLC, as representative of the underwriters named on Schedule 1 thereto (the “Representative” or “Maxim Group”), relating to a firm commitment underwritten public offering (the “Underwritten Offering”). Pursuant to the Underwriting Agreement, the Company agreed to sell to the Representative an aggregate of (i) 9,483,500 shares of the Company’s common stock, par value $0.0001 per share (“common stock”), and (ii) warrants (“Common Warrants”) initially exercisable for up to 14,225,250 shares of common stock. The shares of common stock and Common Warrants were agreed to be sold to the Representative at a combined price of $0.5492 per share and Common Warrant (93% of the combined public offering price per share and Common Warrant of $0.5905, after deducting underwriting discounts and commissions).

The closing of the Underwritten Offering took place on January 14, 2026. At the closing, the Company sold the shares of common stock and Common Warrants for total gross proceeds of $5,600,006.75. After deducting underwriting discounts and commissions and other expenses from the Offering, the Company received net proceeds of approximately $4.9 million.

Under the Underwriting Agreement, the Company also granted the Representative a 45-day option to purchase up to an additional 1,422,525 shares of common stock at a public offering price of $0.5805 per share and/or Common Warrants initially exercisable for up to 2,133,787 shares at a price per Common Warrant of $0.01 to cover over-allotments, if any.

In addition, the Company agreed to issue to the Representative warrants (the “Representative’s Warrants”) which may be exercised initially for up to 474,175 shares of common stock. The Representative may also receive Representative’s Warrants exercisable for up to 71,126 additional shares of common stock upon full exercise of its over-allotment option.

On January 13, 2026, the Representative partially exercised its over-allotment option with respect to Common Warrants exercisable for up to 809,850 shares of common stock.

The Underwritten Offering was conducted pursuant to a registration statement on Form S-1 (File No. 333-292569), initially filed with the SEC on January 5, 2026, which became effective with the SEC on January 13, 2026.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company, customary conditions to closing, indemnification obligations of the Company and the underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties, and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The Underwriting Agreement provides that if, within twelve (12) months following the closing of the Underwritten Offering, the Company completes any financing of equity, equity-linked, convertible or debt or other capital-raising activity with, or receives any proceeds from, any investors the Representative contacted or introduced to the Company, then the Company shall pay to the Representative upon closing of such financing or receipt of such proceeds the cash and warrant compensation provided for under the Underwriting Agreement, in each case only with respect to the portion of such proceeds received from such investors.

The Company’s officers and directors agreed, subject to certain exceptions, not to sell, transfer or dispose of, directly or indirectly, any shares of common stock or securities convertible into or exercisable or exchangeable for shares of common stock for a period ending on the earlier of (1) thirty (30) days after the closing of the transactions contemplated by that certain the Business Combination Agreement, dated as of May 27, 2025, by and among Signing Day Sports, BlockchAIn Digital Infrastructure, Inc., a Delaware corporation (“BlockchAIn”), BCDI Merger Sub I Inc., a Delaware corporation and a wholly-owned subsidiary of BlockchAIn (“Merger Sub I”), BCDI Merger Sub II LLC, a Delaware limited liability company and a wholly-owned subsidiary of BlockchAIn (“Merger Sub II”), and One Blockchain LLC, a Delaware limited liability company (“One Blockchain”), as amended by that certain Amendment No. 1 to the Business Combination Agreement, dated as of November 10, 2025, between Signing Day Sports and One Blockchain, as amended by that certain Amendment No. 2 to the Business Combination Agreement, dated as of December 21, 2025, among Signing Day Sports, BlockchAIn, One Blockchain, Merger Sub I, and Merger Sub II (the “Business Combination Closing”), and (2) ninety (90) days after the date of the final prospectus used to sell the securities in the Underwritten Offering pursuant to the Underwriting Agreement, without the prior written consent of the Representative.

Approximately $3.48 million is expected to be used by the Company for the Company’s expenses and working capital purposes, and approximately $1.47 million is expected to be used to pay for certain expenses of One Blockchain and for its working capital purposes.

Pursuant to a Placement Agency Agreement, dated as of July 21, 2025 (the “Placement Agency Agreement”), between the Company and Maxim Group, Maxim Group has served as the exclusive placement agent for the Company in connection with the transactions contemplated by the Purchase Agreement, dated as of July 21, 2025, between the Company and Helena Global Investment Opportunities 1 Ltd.

Common Warrants

General. The Common Warrants may initially be exercised to purchase up to 14,225,250 shares of common stock (or 16,359,037 shares of common stock assuming the exercise of the underwriters’ option in full) in aggregate.

Duration, Exercise Price and Form. Each Common Warrant has an initial exercise price of $0.7086 per share. The Common Warrants are exercisable upon issuance, subject to the beneficial ownership limitations described below, and will expire on the earlier of full exercise, five years from the initial exercise date and the date of the Business Combination Closing. The exercise price and number of shares of common stock issuable upon exercise will be subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting the common stock and the exercise price.

Exercisability. The Common Warrants are exercisable, at the option of each holder, in whole or in part, from the date of issuance until termination on the earlier of full exercise, five years from the initial exercise date and the date of the Business Combination Closing, by delivering to the Company a duly executed exercise notice accompanied by payment in full for the number of shares of common stock purchased upon such exercise, subject to the Beneficial Ownership Limitation and the zero cash exercise option described below.

Beneficial Ownership Limitation. A holder (together with its affiliates) may not exercise any portion of such holder’s Common Warrants to the extent that the holder would own more than 4.99% of the outstanding common stock (or at the election of a holder prior to the date of issuance, 9.99%) immediately after exercise, except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the amount of ownership of outstanding common stock after exercising the holder’s Common Warrants up to 9.99% of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Common Warrants.

Cashless Exercise. If, at the time a holder exercises its Common Warrants, a registration statement registering the issuance of the shares of common stock underlying the Common Warrants under the Securities Act is not then effective or available and an exemption from registration under the Securities Act is not available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth under “Zero Cash Exercise” below. Notwithstanding anything to the contrary, there are no circumstances that would require the Company to net cash settle the exercise of the Common Warrants.

Zero Cash Exercise. At 9:00 a.m. (New York City time) on January 20, 2026, the Common Warrants will be automatically exercised on a “zero cash exercise” basis for the lesser of (i) the total number of shares of common stock for which the Common Warrants may be exercised, as determined by the formula set forth below at the time of such exercise, and (ii) the Beneficial Ownership Limitation. At any time thereafter until 4:30 p.m. (New York City time) on January 23, 2026, the Common Warrants may be exercised on a zero cash exercise basis, in accordance with the formula set forth below for the unexercised portion of the Common Warrants, subject to the Beneficial Ownership Limitation. At the time of each such zero cash exercise, subject to the Beneficial Ownership Limitation, each Common Warrant will be exercised, without payment of any additional cash or other consideration to the Company, for a number of shares of common stock equal to the lesser of (i) the unexercised portion of the Common Warrant and (ii) a number of shares determined by multiplying the total number of warrant shares with respect to which the Common Warrants are then being exercised by the Black Scholes Value (as defined in the Common Warrants) divided by the lower of the closing bid prices of the common stock in the two trading days immediately preceding the time of such exercise, but in any event not less than the Floor Price (as defined in the Common Warrants), or up to 14,225,250 shares of common stock in aggregate if exercised on a zero cash exercise basis at the Floor Price. The zero cash exercise option may be used regardless of whether a registration statement registering the issuance of the shares of common stock underlying the Common Warrants under the Securities Act is effective or available.

Fundamental Transactions. If, at any time while the Common Warrants are outstanding, (1) the Company consolidates or merges with or into another corporation whether or not the Company is the surviving corporation, (2) the Company sells, leases, licenses, assigns, transfers, conveys or otherwise disposes of all or substantially all of its assets, or any of its significant subsidiaries, (3) any purchase offer, tender offer or exchange offer (whether by the Company or another individual or entity) is completed pursuant to which holders of common stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the common stock, (4) the Company effects any reclassification or recapitalization of the common stock or any compulsory exchange pursuant to which the common stock is converted into or exchanged for other securities, cash or property, or (5) the Company consummates a securities purchase agreement or other business combination with another person or entity whereby such other person or entity acquires more than 50% of the outstanding common stock, then such transaction shall be deemed a “Fundamental Transaction,” provided, however, that any transactions contemplated by the Business Combination Agreement shall not be deemed a Fundamental Transaction. Upon any subsequent exercise of the Common Warrants, the holders thereof will have the right to receive the same amount and kind of securities, cash or property as they would have been entitled to receive upon the occurrence of such Fundamental Transaction if they had been, immediately prior to such Fundamental Transaction, the holders of the number of shares of common stock then issuable upon exercise of those Common Warrants, and any additional consideration payable as part of the Fundamental Transaction. Notwithstanding the foregoing, in the event of a Fundamental Transaction, the holders of the Common Warrants will have the right to require the Company or a successor entity to redeem the Common Warrants for cash in the amount of the Fundamental Transaction Black Scholes Value (as defined in the Common Warrants) of the remaining unexercised portion of the Common Warrants on the date of the consummation of such Fundamental Transaction, concurrently with or within 30 days following the consummation of a Fundamental Transaction.

Transferability. Subject to applicable laws, a Common Warrant may be transferred at the option of the holder upon surrender of the Common Warrant to the Company together with the appropriate instruments of transfer.

Fractional Shares. No fractional shares of common stock will be issued upon the exercise of the Common Warrants. Rather, the number of shares of common stock to be issued will be rounded to the nearest whole number, subject to the Beneficial Ownership Limitation.

Trading Market. There is no established trading market for the Common Warrants, and the Company does not expect a market to develop. The Company does not intend to apply for a listing of the Common Warrants on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Common Warrants will be limited. The common stock issuable upon exercise of the Common Warrants is currently listed on the NYSE American.

No Rights as a Stockholder. Except as otherwise provided in the Common Warrants or by virtue of the holders’ ownership of shares of common stock, the holders of the Common Warrants will not have the rights or privileges of holders of shares of common stock, including any voting rights, until such warrant holders exercise their warrants.

Governing Law. The warrants are governed by New York law.

Representative’s Warrants

General. The Company agreed to issue to the Representative (or its permitted assignees) the Representative’s Warrants initially exercisable to purchase up to 474,175 shares of common stock (or 545,301 shares of common stock assuming the exercise of the underwriters’ option in full) as a portion of the compensation payable to the Representative in connection with the Underwritten Offering.

Duration, Exercise Price and Form. The Representative’s Warrants have an initial exercise price of $0.7086 per share. The Representative’s Warrants are exercisable upon issuance, subject to the Beneficial Ownership Limitation described below, and will expire on the earlier of full exercise, five years from the initial exercise date and the date of the Business Combination Closing. The exercise price and number of shares of common stock issuable upon exercise will be subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting common stock and the exercise price.

Exercisability. The Representative’s Warrants are exercisable, at the option of each holder, in whole or in part, from the date of issuance until termination on the earlier of full exercise, five years from the initial exercise date and the date of the Business Combination Closing, by delivering to the Company a duly executed exercise notice accompanied by payment in full for the number of shares of common stock purchased upon such exercise, subject to the Beneficial Ownership Limitation and the zero cash exercise option described below.

Beneficial Ownership Limitation. A holder (together with its affiliates) may not exercise any portion of such holder’s Representative’s Warrants to the extent that the holder would own more than 4.99% of the outstanding common stock (or at the election of a holder prior to the date of issuance, 9.99%) immediately after exercise, except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s Representative’s Warrants up to 9.99% of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Representative’s Warrants.

Cashless Exercise. If, at the time a holder exercises its Representative’s Warrants, a registration statement registering the issuance of the shares of common stock underlying the Representative’s Warrants under the Securities Act is not then effective or available and an exemption from registration under the Securities Act is not available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth under “Zero Cash Exercise” below. Notwithstanding anything to the contrary, there are no circumstances that would require the Company to net cash settle the exercise of the Representative’s Warrants.

Zero Cash Exercise. At 9:00 a.m. (New York City time) on January 20, 2026, the Representative’s Warrants will be automatically exercised on a “zero cash exercise” basis for the lesser of the total amount of shares of common stock that the Representative’s Warrants may be exercised for according to the formula set forth below at the time of such exercise and the Beneficial Ownership Limitation. At any time thereafter until 4:30 p.m. (New York City time) on January 23, 2026, the Representative’s Warrants may be exercised on a zero cash exercise basis according to the formula set forth below for the unexercised portion of the warrants, subject to the Beneficial Ownership Limitation. At the time of each such zero cash exercise, subject to the Beneficial Ownership Limitation, the Representative’s Warrants will be exercised, without payment of any additional cash or other consideration to the Company, for a number of shares of common stock equal to the lesser of (i) the unexercised portion of the Representative’s Warrants and (ii) a number of shares determined by multiplying the total number of warrant shares with respect to which the Representative’s Warrants are then being exercised by the Black Scholes Value (as defined in the Representative’s Warrants) divided by the lower of the closing bid prices of the common stock in the two trading days prior to the time of such exercise, but in any event not less than the Floor Price, or up to 474,175 shares of common stock in aggregate if exercised on a zero cash exercise basis at the Floor Price. The zero cash exercise option may be used regardless of whether a registration statement registering the issuance of the shares of common stock underlying the Representative’s Warrants under the Securities Act is effective or available.

Fundamental Transactions. If, at any time while the Representative’s Warrants are outstanding, (1) the Company consolidates or merges with or into another corporation whether or not the Company is the surviving corporation, (2) the Company sells, leases, licenses, assigns, transfers, conveys or otherwise disposes of all or substantially all of its assets, or any of its significant subsidiaries, (3) any purchase offer, tender offer or exchange offer (whether by the Company or another individual or entity) is completed pursuant to which holders of common stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the common stock, (4) the Company effects any reclassification or recapitalization of the common stock or any compulsory exchange pursuant to which common stock is converted into or exchanged for other securities, cash or property, or (5) the Company consummates a securities purchase agreement or other business combination with another person or entity whereby such other person or entity acquires more than 50% of the outstanding common stock, then such transaction shall be deemed a “Fundamental Transaction,” provided, however, that any transactions contemplated by the Business Combination Agreement shall not be deemed a Fundamental Transaction. Upon any subsequent exercise of the Representative’s Warrants, the holders thereof will have the right to receive the same amount and kind of securities, cash or property as they would have been entitled to receive upon the occurrence of such Fundamental Transaction if they had been, immediately prior to such Fundamental Transaction, the holders of the number of shares of common stock then issuable upon exercise of the Representative’s Warrants, and any additional consideration payable as part of the Fundamental Transaction. Notwithstanding the foregoing, in the event of a Fundamental Transaction, the holders of the Representative’s Warrants will have the right to require the Company or a successor entity to redeem the Representative’s Warrants for cash in the amount of the Fundamental Transaction Black Scholes Value (as defined in the Representative’s Warrants) of the remaining unexercised portion of the Representative’s Warrants on the date of the consummation of such Fundamental Transaction, concurrently with or within 30 days following the consummation of a Fundamental Transaction.

Transferability. Subject to applicable laws, the Representative’s Warrants may be transferred at the option of the holders upon surrender of the Representative’s Warrants to the Company together with the appropriate instruments of transfer.

Fractional Shares. No fractional shares of common stock will be issued upon the exercise of the Representative’s Warrants. Rather, the number of shares of common stock to be issued will be rounded to the nearest whole number, subject to the Beneficial Ownership Limitation.

Trading Market. There is no established trading market for the Representative’s Warrants, and the Company does not expect a market to develop. The Company does not intend to apply for a listing of the Representative’s Warrants on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Representative’s Warrants will be limited. The common stock issuable upon exercise of the Representative’s Warrants is currently listed on the NYSE American.

No Rights as a Stockholder. Except as otherwise provided in the Representative’s Warrants or by virtue of the holders’ ownership of shares of common stock, the holders of the Representative’s Warrants will not have the rights or privileges of holders of shares of the common stock, including any voting rights, until such warrant holders exercise their Representative’s Warrants.

Governing Law. The Representative’s Warrants will be governed by New York law.

Copies or forms of the Underwriting Agreement, the Common Warrants, and the Representative’s Warrants are filed as Exhibit 1.1, Exhibit 4.1, and Exhibit 4.2, respectively, to this Current Report on Form 8-K, and the description above is qualified in its entirety by reference to the full text of such exhibits.

Item 7.01 Regulation FD Disclosure.

On January 13, 2026, the Company issued a press release announcing the pricing of the Underwritten Offering. A copy of the press release is furnished hereto as Exhibit 99.1. On January 14, 2026, the Company issued a press release announcing the closing of the Underwritten Offering. A copy of the press release is furnished hereto as Exhibit 99.2.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2 hereto), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated as of January 13, 2026, by and between Signing Day Sports, Inc. and Maxim Group LLC (as representative of the underwriters named therein)
4.1	Form of Common Warrant (incorporated by reference to Exhibit 4.9 to the Registration Statement on Form S-1/A filed on January 12, 2026)
4.2	Form of Representative’s Warrant (incorporated by reference to Exhibit 4.10 to the Registration Statement on Form S-1/A filed on January 12, 2026)
99.1	Press Release dated January 13, 2026
99.2	Press Release dated January 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2026	SIGNING DAY SPORTS, INC.

/s/ Daniel Nelson
Name: Daniel Nelson
Title: Chief Executive Officer

8